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                                                                   EXHIBIT 10(B)
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[ERNST & YOUNG LLP LETTERHEAD]



                        Report of Independent Auditors

Board of Directors and Stockholders
American General Life Insurance Company

We have audited the accompanying consolidated balance sheets of American General Life Insurance Company (an indirectly wholly owned subsidiary of American General Corporation) and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income, comprehensive income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American General Life Insurance Company and subsidiaries at December 31, 1998 and 1997, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                                  /S/ ERNST & YOUNG LLP
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February 16, 1999

       Ernst & Young LLP is a member of Ernst & Young International, Ltd.